UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2006
ITC HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)
39500 Orchard Hill Place, Suite 200, Novi, Michigan 48375
(Address of principal executive offices) (zip code)
(Registrant’s telephone number, including area code): (248) 374-7100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Second Amendment to Second Supplemental Indenture, dated as of 3/24/2006
Third Supplemental Indenture, dated as of 3/28/2006
Amendment No. 1, dated as of 3/24/06 to the First Amended and Restated Revolving Credit Agreement, 1/12/2005
Amendment No. 1, dated as of 3/24/06 to the First Amended and Restated Revolving Credit Agreement, 1/19/2005
Purchase Agreement dated March 22, 2006

Item 1.01 Entry into a Material Definitive Agreement.
Amendments to Credit Agreements and First Mortgage Bonds Series B
On March 24, 2006, ITC Holdings Corp. entered into Amendment No. 1 (the “Holdings Amendment”) to the First Amended and Restated Revolving Credit Agreement, dated as of January 12, 2005, among the registrant, certain financial institutions and Canadian Imperial Bank of Commerce, as administrative agent (the “Credit Agreement”). The Holdings Amendment extended the revolving credit maturity date under the Credit Agreement from March 19, 2007 to March 10, 2010. A copy of the Holdings Amendment is attached hereto as Exhibit 10.40 and incorporated herein by reference.
On March 24, 2006, International Transmission Company, ITC Holdings Corp.’s wholly owned operating subsidiary (“ITCTransmission”), entered into Amendment No. 1 (the “ITC Amendment”) to the First Amended and Restated Revolving Credit Agreement, dated as of January 19, 2005, among ITCTransmission, certain financial institutions and Canadian Imperial Bank of Commerce, as administrative agent (the “ITCTransmission Credit Agreement”). The ITC Amendment extended the revolving credit maturity date under the ITCTransmission Credit Agreement from March 19, 2007 to March 10, 2010. A copy of the ITC Amendment is attached hereto as Exhibit 10.41 and incorporated herein by reference. ITCTransmission also entered into a Second Amendment to Second Supplemental Indenture (the “Second Amendment”) that extended the maturity date of its First Mortgage Bonds, Series B from March 19, 2007 to March 10, 2010. A Copy of the Second Amendment is attached hereto as Exhibit 4.9 and incorporated herein by reference.
Issuance of First Mortgage Bonds Series C
On March 28, 2006, ITCTransmission issued $100 million principal amount of its 6.125% First Mortgage Bonds, Series C, due March 31, 2036 (the “Series C Bonds”) in a private placement in reliance on exemptions from registration under the Securities Act of 1933. The Series C Bonds were sold by ITCTransmission to Credit Suisse Securities (USA) LLC pursuant to a Purchase Agreement (the “Purchase Agreement”) dated March 22, 2006, which required ITCTransmission to sell the Series C Bonds at the closing subject to satisfaction of customary terms and conditions specified in the Purchase Agreement. A copy of the Purchase Agreement is attached hereto as Exhibit 99.1.
The Series C Bonds were issued under ITCTransmission‘s First Mortgage and Deed of Trust (the “First Mortgage and Deed of Trust”), dated as of July 15, 2003, between The Bank of New York Trust Company, N.A. (as successor to BNY Midwest Trust Company), as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture thereto, dated as of March 28, 2006, between ITCTransmission and the Trustee (the “Third Supplemental Indenture” and, together with the First Mortgage and Deed of Trust, the “Indenture”). The Series C Bonds are secured by a first mortgage lien on substantially all of ITCTransmission‘s real and tangible personal property equally with all other securities previously issued or issued in the future under the First Mortgage and Deed of Trust, with such exceptions as are described in, and such releases as are permitted by, the Indenture.
Interest on the Series C Bonds is payable semi-annually in arrears on March 31 and September 30 of each year, commencing on September 30, 2006 at a fixed rate of 6.125% per annum. ITCTransmission may redeem the Series C Bonds at any time, in whole or in part, at a “Make Whole Price” equal to the greater of (1) the principal amount of the Series C Bonds being redeemed and (2) the sum of the present values of the remaining scheduled principal and interest payments on the Series C Bonds discounted to the redemption date at the Adjusted Treasury Rate (as defined in the Indenture), plus, in each case, accrued and unpaid interest on the Series C Bonds to, but not including, the redemption date. The principal amount is payable in a lump sum on March 31, 2036.
The Series C Bonds and the Indenture contain customary events of default, including, without limitation, failure to pay principal on any Indenture Security (as defined in the Indenture) when due; failure to pay interest on any Indenture Security for 30 days after becoming due; and failure to comply with certain covenants and warranties contained in the Indenture for a period of 60 days after written notice from the trustee or the holders of 25% of the aggregate principal amount of Indenture Securities then outstanding. If an “Event of Default” (as defined in the Indenture) occurs and is continuing, the Trustee or the “Holders” (as defined in the Indenture) of not less than 25% in aggregate principal amount of the Indenture Securities outstanding may declare the principal amount of all the Indenture Securities to be due and payable immediately. A copy of the First Mortgage and Deed of Trust was filed as Exhibit 4.5 to ITC Holdings Corp.’s Registration Statement on Form S-1 (File No. 333-123657). A copy of the Third Supplemental Indenture is attached hereto as Exhibit 4.10.
The above description of the Holdings Amendment, the ITC Amendment, the Second Amendment, the Purchase Agreement and the Indenture do not purport to be complete statements of the parties’ rights and obligations under those agreements. The above descriptions are qualified in their entirety by reference to the Holdings Amendment, the ITC Amendment, the Second Amendment, the Purchase Agreement and the Third Supplemental Indenture, copies of which are attached to this Current Report on Form 8-K, and to the First Mortgage and Deed of Trust, a copy of which was previously filed by ITC Holdings Corp., and which are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.
4.9	Second Amendment to Second Supplemental Indenture, dated as of March 24, 2006, between International Transmission Company and The Bank of New York Trust Company, N.A. (as successor to BNY Midwest Trust Company), as trustee.

4.10	Third Supplemental Indenture, dated as of March 28, 2006, between International Transmission Company and The Bank of New York Trust Company, N.A. (as successor to BNY Midwest Trust Company), as trustee.

10.40	Amendment No. 1, dated as of March 24, 2006, to the First Amended and Restated Revolving Credit Agreement, dated as of January 12, 2005, among ITC Holdings Corp., as the Borrower, Various Financial Institutions and Other Persons from Time to Time Parties Hereto, as the Lenders, Canadian Imperial Bank of Commerce, as the Administrative Agent, Credit Suisse First Boston, Cayman Island Branch and CIBC World Markets, as the Joint Lead Arrangers, and Comerica Bank, as the Documentation Agent.

10.41	Amendment No. 1, dated as of March 24, 2006, to the First Amended and Restated Revolving Credit Agreement, dated as of January 19, 2005, among International Transmission Company, as the Borrower, Various Financial Institutions and Other Persons from Time to Time Parties Hereto, as the Lenders, Canadian Imperial Bank of Commerce, as the Administrative Agent, Credit Suisse First Boston, Cayman Islands Branch and CIBC Inc., as the Joint Lead Arrangers, and Comerica Bank, as the Documentation Agent

99.1	Purchase Agreement dated March 22, 2006 between International Transmission Company and Credit Suisse Securities (USA) LLC
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
March 30, 2006

ITC HOLDINGS CORP.
By:	/s/ Daniel J. Oginsky
Daniel J. Oginsky
Its: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.9	Second Amendment to Second Supplemental Indenture, dated as of March 24, 2006, between International Transmission Company and The Bank of New York Trust Company, N.A. (as successor to BNY Midwest Trust Company), as trustee.

4.10	Third Supplemental Indenture, dated as of March 28, 2006, between International Transmission Company and The Bank of New York Trust Company, N.A. (as successor to BNY Midwest Trust Company), as trustee.

10.40	Amendment No. 1, dated as of March 24, 2006, to the First Amended and Restated Revolving Credit Agreement, dated as of January 12, 2005, among ITC Holdings Corp., as the Borrower, Various Financial Institutions and Other Persons from Time to Time Parties Hereto, as the Lenders, Canadian Imperial Bank of Commerce, as the Administrative Agent, Credit Suisse First Boston, Cayman Island Branch and CIBC World Markets, as the Joint Lead Arrangers, and Comerica Bank, as the Documentation Agent.

10.41	Amendment No. 1, dated as of March 24, 2006, to the First Amended and Restated Revolving Credit Agreement, dated as of January 19, 2005, among International Transmission Company, as the Borrower, Various Financial Institutions and Other Persons from Time to Time Parties Hereto, as the Lenders, Canadian Imperial Bank of Commerce, as the Administrative Agent, Credit Suisse First Boston, Cayman Islands Branch and CIBC Inc., as the Joint Lead Arrangers, and Comerica Bank, as the Documentation Agent

99.1	Purchase Agreement dated March 22, 2006 between International Transmission Company and Credit Suisse Securities (USA) LLC